UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2016

(Exact name of registrant as specified in charter)

OHIO	001-11302	34-6542451
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders

On December 8, 2016, KeyCorp (the “Company”) filed a Certificate of Amendment to its Second Amended and Restated Articles of Incorporation, as amended (the “Amendment”) with the Secretary of State of the State of Ohio, establishing and fixing the rights and preferences of its Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E, par value $1.00 per share and a liquidation preference of $1,000 per share (the “Preferred Stock”). A copy of the Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

With respect to the payment of dividends and amounts upon the Company’s liquidation, the Preferred Stock will rank equally with all of the Company’s Parity Stock (as such term is defined in the Amendment) and senior to the Company’s common shares. Upon the Company’s voluntary or involuntary liquidation, dissolution or winding-up, holders of the Preferred Stock are entitled to receive out of the Company’s assets that are legally available for distribution to shareholders of the Company, before any distribution is made to holders of our common shares or other equity securities ranking junior to the Preferred Stock, a liquidation distribution in the amount of $1,000 per share, plus any declared and unpaid dividends, without regard to any undeclared dividends. Distribution will be made only to the extent the Company’s assets that are available after satisfaction of all liabilities to creditors and subject to the rights of holders of any securities of the Company ranking senior to the Preferred Stock and pro rata as to any other shares of the Company’s capital stock ranking equally as to such distribution, if any.

On December 15, 2026, or any dividend payment date thereafter, the Preferred Stock may be redeemed at the Company’s option, in whole or in part, at a redemption price equal to $1,000 per share (equivalent to $25 per Depositary Share (as such term is defined below)) plus any declared and unpaid dividends, without regard to any undeclared dividends.

The Company may also redeem the Preferred Stock at its option in whole, but not in part, at any time within 90 days after the occurrence of a “regulatory capital treatment event,” defined in the Amendment, at a redemption price equal to $1,000 per share (equivalent to $25 per Depositary Share) plus any declared and unpaid dividends, without regard to any undeclared dividends. Neither the holders of Preferred Stock nor holders of Depositary Shares will have the right to require the redemption or repurchase of the Preferred Stock and should have no expectation that the Company will redeem the Preferred Stock.

The foregoing is a summary and is not complete. The full terms of the Preferred Stock are set forth in the Amendment, filed as Exhibit 4.1 hereto and incorporated herein by reference. The terms of the depositary shares, each representing a 1/40th ownership interest in a share of the Preferred Stock (the “Depositary Shares”), are set forth in the Deposit Agreement, dated December 12, 2016, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as Depositary, and the holders from time to time of the depositary receipts described therein (the “Deposit Agreement”). A copy of the Deposit Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 8, 2016, the Company filed the Amendment in order to amend its Second Amended and Restated Articles of Incorporation, as amended, for the purpose of establishing and fixing the rights and preferences of its Preferred Stock. A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference. Additionally, the information included or incorporated by reference in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 of this Current Report on Form 8-K.

Item 8.01. Other Events.

On December 12, 2016, the Company closed the sale of 20,000,000 Depositary Shares, which were registered pursuant to a registration statement on Form S-3 (SEC File No. 333-196641) which was automatically effective on June 10, 2014 (the “Registration Statement”). The following documents are being filed with this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement, dated December 5, 2016, between the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters identified in Schedule II thereto; (ii) Certificate of Amendment of the

Company filed December 8, 2016; (iii) form of certificate representing Preferred Stock; (iv) Deposit Agreement, dated as of December 12, 2016, between the Company and Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, and the holders from time to time of the depositary receipts described therein; (v) form of Depositary Receipt; and (vi) validity opinion with respect to the Depositary Shares and the Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated December 5, 2016, between the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Certificate of Amendment of the Company with respect to Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E, filed December 8, 2016.

4.2	Form of certificate representing Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E.

4.3	Deposit Agreement, dated as of December 12, 2016, among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, and the holders from time to time of the depositary receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Validity opinion of Squire Patton Boggs (US) LLP.

23.1	Consent of Squire Patton Boggs (US) LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP
(Registrant)

By:	/s/ Donald R. Kimble
Name:	Donald R. Kimble
Title:	Chief Financial Officer

Date: December 12, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated December 5, 2016, between the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Certificate of Amendment of the Company with respect to Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E, filed December 8, 2016.

4.2	Form of certificate representing Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E.

4.3	Deposit Agreement, dated as of December 12, 2016, among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary, and the holders from time to time of the depositary receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Validity opinion of Squire Patton Boggs (US) LLP.

23.1	Consent of Squire Patton Boggs (US) LLP (included as part of Exhibit 5.1).